TRANSAMERICA FUNDS
Supplement dated October 14, 2009 to the Prospectus dated March 1, 2009, as previously supplemented
Transamerica Short-Term Bond
Effective October 15, 2009, Footnote (a) to the fee table in the section entitled “Fees and Expenses” on page 89 of the Prospectus is deleted and replaced with the following information:
a Prior to December 31, 2009, certain purchases of Class A shares in amounts of $250,000 or more are subject to a 0.75% contingent deferred sales charge (“CDSC”) for 12 months after purchase. After December 31, 2009, certain purchases of Class A shares in amounts of $1 million or more will be subject to a 0.75% CDSC for 12 months after purchase.
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Effective October 15, 2009, the second paragraph in the section entitled “Choosing a Share Class — Class A Shares — Front Load” on page 140 of the Prospectus is deleted and replaced with the following information:
If you are investing $1 million or more in a Transamerica Fund (other than Transamerica Short-Term Bond), you can purchase Class A shares without any sales charge. However, if you redeem any of those shares within the first 24 months after buying them, you will pay a 1.00% contingent deferred sales charge (“CDSC”), unless they were purchased through a retirement plan described in Section 401(a), 401(k), 401(m), or 457 of the Internal Revenue Code, or through a “wrap” account for the benefit of clients of certain broker-dealers, financial institutions, or financial planners who have entered into arrangements with Transamerica Funds or TCI. In the event that you exchange Class A shares purchased in an amount of $1 million or more for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of a Transamerica fund in an amount of $1 million or more.
If you invest $250,000 or more in Transamerica Short-Term Bond prior to December 31, 2009, you can purchase Class A shares without any sales charge. After December 31, 2009, if you invest $1 million or more in Transamerica Short-Term Bond, you can purchase Class A shares without any sales charge. However, if you redeem any of these shares within the first 12 months after buying them, you will pay a 0.75% CDSC, unless they were purchased in a retirement plan or “wrap” account as described above. In the event that you exchange any of these shares for shares of another fund, you will be charged the CDSC imposed by the fund into which you exchange your shares. The term of this CDSC will commence on the date that you initially purchase Class A shares of Transamerica Short-Term Bond without any sales charge as described in this paragraph.
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Effective October 15, 2009, the “Class A Share Quantity Discounts” table relating to Transamerica Short-Term Bond in the section entitled “Waivers and/or Reductions of Charges — Class A and Class T Sales Charge Reductions” on pages 141-143 of the Prospectus is amended and revised to include the following:
NOTE: If you invest $250,000 or more in Transamerica Short-Term Bond prior to December 31, 2009, you can purchase Class A shares without any sales charge. After December 31, 2009, if you invest $1 million or more in Transamerica Short-Term Bond, you can purchase Class A shares without any sales charge.
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Investors Should Retain this Supplement for Future Reference